SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549


                                        FORM 8-K/A



                                      CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of the
                            Securities and Exchange Act of 1934



            Date of Report (Date of earliest event reported): November 30, 2000


                                  STRATESEC INCORPORATED
                  (Exact name of registrant as specified in its charter)


      Delaware                          1-13427                  22-2817302
     (State of                    (Commission File No.)        (IRS Employer
   Incorporation)                                           Identification No.)


                         105 Carpenter Drive, Suite C
                           Sterling, Virginia 20164
          (Address of principal executive offices, including zip code)



                                 (703) 709-8686
              (Registrant's telephone number, including area code)


                               STRATESEC INCORPORATED

Item 7.  Financial Statements and Exhibits

         Unaudited Pro Forma Combined Balance Sheet dated as of December
                31, 1999
         Unaudited Pro Forma Combined Statement of Operations for the
                year ended December 31, 1999
         Unaudited Pro Forma Combined Balance Sheet dated as of December
                31, 1998
         Unaudited Pro Forma Combined Statement of Operations for the
                year ended December 31, 1998
         Report of Independent Accountants
         Audited Balance Sheet of Security Systems Integrations, Inc.
                dated as of December 31, 1999
         Audited Statement of Operations of Security Systems Integrations,
                Inc. for the year ended December 31, 1999
         Audited Statement of Sockholder's Deficit of Security Systems
                Integrations, Inc. for the year ended December 31, 1999 Audited Statement of Cash Flows of Security Systems Integrations,
                Inc. for the year ended December 31, 1999
         Notes to Financial Statements
         Report of Independent Accountants
         Audited Balance Sheet of Security Systems Integrations, Inc.
                dated as of December 31, 1998
         Audited Statement of Income and Retained Earnings of Security Systems
                Integrations, Inc. for the year ended December 31, 1998 Audited Statement of Cash Flows of Security Systems Integrations,
                Inc. for the year ended December 31, 1998
         Notes to Financial Statements


(c)      Exhibits.  None

                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    STRATESEC INCORPORATED


                                    /s/ Albert V. Graves
                                    -----------------------------------
                                    Albert V. Graves
                                    Chief Financial Officer



Dated: February 13, 2001

February 13, 2001


To the Sole Stockholder and Director
         of Security Systems Integrations, Inc.:

We have reviewed the accompanying balance sheet of Security Systems Integrations, Inc. as of September 30, 2000 and the related statements of income, of stockholder's deficit, and of cash flows for the nine month period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Security Systems Integrations, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                                  BALANCE SHEET

                               SEPTEMBER 30, 2000


                                     ASSETS
Current assets

     Cash and cash equivalents                                                                      $         67,667
     Accounts receivable                                                                                   1,063,929
     Other current assets                                                                                    104,372
                                                                                                      --------------

         Total current assets                                                                              1,235,968

Property and equipment, net                                                                                  214,733
Note receivable from stockholder                                                                             327,277
Deposit                                                                                                       50,000
                                                                                                      --------------

         Total assets                                                                               $      1,827,978
                                                                                                      ==============

                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities

     Accounts payable and accrued expenses                                                          $        421,549
     Accrued payroll and related liabilities                                                                  86,192
     Income taxes payable                                                                                  1,066,000
     Notes payable                                                                                           418,456
     Deferred income taxes                                                                                   129,000
                                                                                                      --------------

         Total current liabilities                                                                         2,121,197

Notes payable                                                                                                 18,759
                                                                                                      --------------

         Total liabilities                                                                                 2,139,956
                                                                                                      --------------

Stockholder's deficit

     Common stock - no par value, 10,000 shares authorized, issued, and
       outstanding                                                                                               100
     Accumulated deficit                                                                                    (312,078)
                                                                                                      --------------

         Total stockholder's deficit                                                                        (311,978)

Commitments

         Total liabilities and stockholder's deficit                                                $      1,827,978
                                                                                                      ==============

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                               STATEMENT OF INCOME

                   NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000



Revenue                                                                                             $      6,869,531
                                                                                                      --------------

Costs and expenses

    Direct materials                                                                                       2,830,947
    Direct labor                                                                                             351,919
    Other direct costs                                                                                       711,260
    Indirect costs                                                                                         1,009,474
                                                                                                      --------------

                                                                                                           4,903,600

Income before income taxes                                                                                 1,965,931

Provision for income taxes                                                                                   750,000
                                                                                                      --------------

Net income                                                                                          $      1,215,931
                                                                                                      ==============

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                       STATEMENT OF STOCKHOLDER'S DEFICIT

                   NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000





                                                                Common Stock                                      Total
                                                    ----------------------------------
                                                                                            Accumulated       Stockholder's
                                                         Shares            Amount              Deficit           Deficit
Balance at December 31, 1999                                 10,000   $           100    $        (90,816)  $       (90,716)

Dividends paid                                                    -                 -          (1,437,193)       (1,437,193)

Net income for the nine month period ended
   September 30, 2000                                             -                 -           1,215,931         1,215,931
                                                      -------------     -------------      --------------     -------------


Balance at September 30, 2000                                10,000   $           100    $       (312,078)  $      (311,978)
                                                      =============     =============      ==============     =============

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                             STATEMENT OF CASH FLOWS

                   NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000


Cash flows from operating activities:

   Net income                                                                                       $      1,215,931
                                                                                                      --------------
   Adjustments to reconcile net income to net cash used in operating activities:
       Depreciation and amortization                                                                          38,418
       Deferred income taxes                                                                                 (30,000)
       Increase in:
         Accounts receivable                                                                                (875,817)
         Other current assets                                                                                (99,516)
       Increase (decrease) in:
         Accounts payable and accrued expenses                                                                74,693
         Accrued payroll and related liabilities                                                              48,794
         Billings in excess of revenue recognized                                                         (3,111,351)
         Income taxes payable                                                                                780,000
                                                                                                      --------------

           Total adjustments                                                                              (3,174,779)
                                                                                                      --------------

           Net cash used in operating activities                                                          (1,958,848)
                                                                                                      --------------

Cash flows from financing activities:

   Net borrowings under bank line-of-credit                                                                  399,628
   Principal payments under notes payable                                                                    (17,532)
   Dividends paid                                                                                         (1,437,193)
                                                                                                      --------------

           Net cash used in financing activities                                                          (1,055,097)
                                                                                                      --------------

Net decrease in cash and cash equivalents                                                                 (3,013,945)

Cash and cash equivalents, beginning of the nine month period                                              3,081,612
                                                                                                      --------------

Cash and cash equivalents, end of the nine month period                                             $         67,667
                                                                                                      ==============


                       SECURITY SYSTEMS INTEGRATIONS, INC.

                        NOTES TO THE FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Security Systems Integrations, Inc. (the "Company") was incorporated in the state of Virginia on October 10, 1997. The Company, which is privately held, provides security systems for commercial companies and agencies of the federal government.

The significant accounting policies followed by the Company are described below.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Revenue recognition

Substantially all of the Company's contract revenue results from contracts with agencies of the federal government. Revenue on fixed-price and cost-reimbursable contracts includes direct costs and allocated indirect costs incurred plus recognized profit. Profit is recognized under fixed-price contracts on the percentage-of-completion basis. Revenue on time-and-material contracts is recognized based upon time (at established rates) and other direct costs incurred. Losses on contracts are provided for in the period they are first determined.

Cash equivalents

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is computed using an accelerated method over the estimated useful lives of five to seven years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the term of the related lease.

Income taxes

Income taxes have been recorded using the liability method. The income tax provision includes federal and state income taxes both currently payable and changes in deferred taxes due to differences between financial reporting and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.


NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at September 30, 2000:

        Vehicles                                         $        116,127
        Leasehold improvements                                     94,386
        Computer hardware and software                             55,336
        Office furniture                                           28,058
        Construction equipment                                     17,660
                                                           --------------

                                                                  311,567
        Less: accumulated depreciation and amortization           (96,834)
                                                           --------------

                                                         $        214,733

Depreciation and amortization expense aggregated $38,418 for the nine month period ended September 30, 2000.


NOTE 3 - NOTE RECEIVABLE FROM STOCKHOLDER

The note receivable to stockholder is unsecured, with installments of principal and interest (at 7.0%) of $3,260 due monthly through September 2029. During the nine month period ended September 30, 2000, no principal payments were received. The Company's stockholder made no principal payments on the note.

NOTE 4 - NOTES PAYABLE

Notes payable consist of the following at September 30, 2000:

   Bank line-of-credit  agreement  (maximum of $450,000) bearing interest at the bank's  prime rate (9.5% at  September  30, 2000.  This  line-of-credit  is secured by  substantially  all of the Company's assets and is guaranteed by the sole stockholder of the Company. This agreement
     expires, if not renewed, on May 30, 2001.                                                      $        399,628

   Note payable  to  vendor,  secured by a truck with a book value of $24,052 at
     September 30, 2000, with installments of principal and interest (at
     8.7%) aggregating $641 due monthly through June 2004.                                                    24,545

   Note  payable to bank,  unsecured,  with  installments  of  principal  and
     interest (at 7.0%) aggregating $1,349 due monthly through July 2001.                                     13,042
                                                                                                      --------------

         Total notes payable                                                                                 437,215

         Less: current portion                                                                              (418,456)
                                                                                                      --------------

         Noncurrent portion                                                                         $         18,759
                                                                                                      ==============

The scheduled maturities of the noncurrent portion of the notes payable are as follows as of September 30, 2000:

         Years ending September 30,
         -------------------------

                    2002                 $          6,310
                    2003                            6,882
                    2004                            5,567
                                           --------------

                                         $         18,759

Interest expense, which approximates interest paid, aggregated $2,000 for the nine month period ended September 30, 2000.

NOTE 5 - INCOME TAXES

The provision for income taxes consists of the following for the nine month period ended September 30, 2000:

         Current income taxes
             Federal                                 $        657,000
             State                                            123,000
         Deferred income taxes
             Federal                                          (25,000)
             State                                             (5,000)
                                                       --------------

                                                     $        750,000

Deferred income taxes reflect temporary differences in the recognition of revenue and expenses for tax reporting and financial statement purposes. These temporary differences relate principally to the use of the cash basis of accounting for income tax purposes (prior to January 1, 1999).

During the nine month period ended September 30, 2000, the Company paid no income taxes.


NOTE 6 - RETIREMENT PLAN

Effective January 1, 2000, the Company implemented a defined contribution 401(k) profit sharing plan (the Plan) for all employees. Participants must have at least three months of service and be at least 21 years of age to be eligible to participate in the Plan. Participants may make voluntary contributions to the Plan up to the maximum amount allowable by law, but not to exceed 15% of their annual compensation. Company contributions to the Plan are at the discretion of management and vest ratably over five years, beginning with the second year of participation. No Company contributions to the Plan were made for the nine month period ended September 30, 2000.


NOTE 7 - CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's management believes the risk of loss associated with cash and cash equivalents is very low since cash and cash equivalents are maintained in financial institutions. However, at September 30, 2000, the Company had cash and cash equivalents on deposit with a financial institution that exceeded the federally insured limit. To date, accounts receivable have been derived primarily from contracts with agencies of the federal government. Accounts receivable are generally due within 30 days and no collateral is required. The Company maintains reserves for potential credit losses and historically such losses have been insignificant and within management's expectations.


NOTE 8 - COMMITMENTS

The Company leases office space for its headquarters, and other offices, under the terms of noncancelable operating leases, which expire at various dates through December 31, 2002. The following is a schedule by year of the future minimum lease payments required under operating leases, which have initial or remaining terms in excess of one year as of September 30, 2000:

         Years ending September 30,
         -------------------------

                    2001                                            122,000
                    2002                                            120,000
                    2003                                             30,000
                                                             --------------

                                                           $        272,000

During 1999, the Company entered into a lease agreement for office space from its stockholder. The Company recorded lease expense aggregating $90,000 in connection with this lease during the nine month period ended September 30, 2000. This lease agreement provides for payments of $10,000 per month through December 31, 2002.

Rent expense aggregated $124,674 for the nine month period ended September 30, 2000.


NOTE 9 - SUBSEQUENT EVENT

Effective November 30, 2000, the Company merged with STRATESEC, Incorporated under an agreement whereby the Company's stockholder surrendered all issued and outstanding shares of the Company's common stock in exchange for 2,000,000 shares of STRATESEC, Incorporated common stock.

           STRATESEC INCORPORATED
                UNAUDITED PRO FORMA COMBINED BALANCE SHEET
        SEPTEMBER 30, 2000

                                                                                                   Pro Forma   Pro Forma
                                                                   STRATESEC         SSI          Adjustments  Combined
ASSETS
Current Assets
       Cash and cash equivalents                                  $ 228,523               $ -          $ -        $ 228,523
       Accounts receivable, net of allowance for doubtful accounts4,237,962           928,640            -        5,166,602
       Costs and estimated earnings in excess of
            billings on uncompleted contracts                     3,608,966           135,288            -        3,744,254
       Inventory and other assets, net of allowance                 937,558           104,372            -        1,041,930

            Total current assets                                  9,013,009         1,168,300            -       10,181,309
Property, equipment and other, net                                  603,474           592,010            -        1,195,484
                                                                $ 9,616,483       $ 1,760,310          $ -      $11,376,793


LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
       Line of credit and other current debt obligations          1,480,237           437,215            -        1,917,452
       Accounts payable                                           2,780,641           219,992            -        3,000,633
       Billings in excess of costs and estimated earnings                                                                 -
            on uncompleted contracts                                393,603                 -            -          393,603
       Accrued expenses and other                                   903,945         1,415,081            -        2,319,026
            Total current liabilities                             5,558,426         2,072,288            -        7,630,714

Long-Term Liabilities
       Capital lease obligations, less current maturities            43,515                 -            -           43,515

Commitments and Contingencies                                             -                 -            -                -

Shareholders' Equity
       Common stock                                                  86,300               100            -           86,400
       Treasury stock                                              (612,814)                -                      (612,814)
       Additional paid-in capital                                24,908,964                 -            -       24,908,964
       Retained earnings (accumulated deficit)                  (20,367,908)         (312,078)           -      (20,679,986)
                                                                  4,014,542          (311,978)           -        3,702,564
                                                                $ 9,616,483       $ 1,760,310          $ -      $11,376,793

          STRATESEC INCORPORATED
                  UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS For the nine months ended September 30, 2000


                                                                                             Pro Forma     Pro Forma
                                                              STRATESEC         SSI         Adjustments    Combined
Earned revenues                                             $11,864,407       $6,801,143          $ -      $18,665,550
Cost of earned revenues                                       7,618,788        3,894,127            -       11,512,915

        Gross profit                                          4,245,619        2,907,016            -        7,152,635

Selling, general and administrative expenses                  3,584,799        1,009,473            -        4,594,272

        Operating income (loss)                                 660,820        1,897,543            -        2,558,363
Interest and financing fees                                    (295,185)          68,388            -         (226,797)
        Income (loss) before income taxes                       365,635        1,965,931            -        2,331,566
Provision for income taxes                                                       750,000                       750,000
        Net income (loss)                                     $ 365,635       $1,215,931          $ -       $1,581,566
Net income (loss) per share - basic                              $ 0.05              $ -          $ -              $ -

Net income per share - diluted                                   $ 0.04              $ -          $ -              $ -
Weighted average common shares outstanding - basic            7,941,397                -            -                -
Weighted average common shares outstanding - diluted          8,216,487                -             -               -

                       STRATESEC INCORPORATED
                UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                         DECEMBER 31, 1999


                                                                                                   Pro Forma   Pro Forma
                                                                   STRATESEC         SSI          Adjustments  Combined
ASSETS
Current Assets
       Cash and cash equivalents                                    $ 2,831       $ 3,081,612          $ -       $3,084,443
       Accounts receivable, net of allowance for
            doubtful accounts                                     2,233,262           188,112            -        2,421,374
       Costs and estimated earnings in excess of
            billings on uncompleted contracts                     2,865,886                 -            -        2,865,886
       Inventory and other assets, net of allowance                 250,393             4,856            -          255,249


            Total current assets                                  5,352,372         3,274,580            -        8,626,952

Property, equipment and other, net                                  621,096           630,428            -        1,251,524
                                                               -------------     -------------    ---------    -------------
                                                                $ 5,973,468       $ 3,905,008          $ -       $9,878,476
                                                               =============     =============    =========    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
       Line of credit and other current debt obligations            844,392            20,319            -          864,711
       Accounts payable                                           2,931,260           346,856            -        3,278,116
       Billings in excess of costs and estimated earnings
            on uncompleted contracts                                234,338         3,111,351            -        3,345,689
       Accrued expenses and other                                   627,156           482,398            -        1,109,554
                                                               -------------     -------------    ---------    -------------
            Total current liabilities                             4,637,146         3,960,924            -        8,598,070

Long-Term Liabilities
       Debt obligations, less current maturities                     94,570            34,800            -          129,370

Commitments and Contingencies                                             -                 -            -                -

Shareholders' Equity

       Common stock                                                  68,902                 -            -           68,902
       Treasury stock                                              (409,564)                -            -         (409,564)
       Additional paid-in capital                                22,315,957               100            -       22,316,057
       Accumulated deficit                                      (20,733,543)          (90,816)           -      (20,824,359)
                                                                  1,241,752           (90,716)           -        1,151,036
                                                               -------------     -------------    ---------    -------------
                                                                $ 5,973,468       $ 3,905,008          $ -       $9,878,476
                                                               =============     =============    =========    =============

                              STRATESEC INCORPORATED
               UNAUDITED PRO FORMA  COMBINED  STATEMENT OF OPERATIONS
                         For the year ended December 31, 1999


                                                                                             Pro Forma     Pro Forma
                                                              STRATESEC         SSI         Adjustments    Combined
Earned revenues                                             $10,631,131       $4,085,308          $ -      $14,716,439

Cost of earned revenues                                       7,443,087        2,795,119            -       10,238,206

        Gross profit                                          3,188,044        1,290,189            -        4,478,233

Selling, general and administrative expenses                  3,878,103          436,027            -        4,314,130

        Operating income (loss)                                (690,059)         854,162            -          164,103

Interest and financing fees                                    (242,779)               -            -         (242,779)

        Income (loss) before income taxes                      (932,838)         854,162            -          (78,676)

Provision for income taxes                                            -         (325,000)           -         (325,000)

        Net income (loss)                                    $ (932,838)       $ 529,162          $ -       $ (403,676)
                                                          ==============   ==============   ==========   ==============

Net income (loss) per share - basic                             $ (0.15)             $ -          $ -              $ -
                                                          ==============   ==============   ==========   ==============
Net income per share - diluted                                 N/A                   $ -          $ -              $ -
                                                          ==============   ==============   ==========   ==============
Weighted average common shares outstanding - basic            6,099,435                -            -                -
                                                          ==============   ==============   ==========   ==============
Weighted average common shares outstanding - diluted           N/A                     -             -               -
                                                          ==============   ==============   ==========   ==============


                        STRATESEC INCORPORATED
                UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            DECEMBER 31, 1998

                                                                                                   Pro Forma   Pro Forma
                                                                   STRATESEC         SSI          Adjustments  Combined
ASSETS
Current Assets
       Cash and cash equivalents                                  $ 442,582         $ 112,480          $ -        $ 555,062
       Cash - restricted                                          1,900,000                 -            -        1,900,000
       Accounts receivable, net of allowance for
            doubtful accounts                                     1,297,176         1,305,710            -        2,602,886
       Costs and estimated earnings in excess of
            billings on uncompleted contracts                     1,440,485                 -            -        1,440,485
       Inventory and other assets, net of allowance                 228,462             3,557            -          232,019
            Total current assets                                  5,308,705         1,421,747            -        6,730,452

Property, equipment and other, net                                  519,031            79,965            -          598,996
                                                               -------------     -------------    ---------    -------------
                                                                $ 5,827,736       $ 1,501,712          $ -       $7,329,448
                                                               =============     =============    =========    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
       Line of credit and other current debt obligations          1,871,076                 -            -        1,871,076
       Accounts payable                                           1,455,840           113,830            -        1,569,670
       Billings in excess of costs and estimated earnings
            on uncompleted contracts                                102,132           646,523            -          748,655
       Accrued expenses and other                                 1,008,955           153,656            -        1,162,611
                                                               -------------     -------------    ---------    -------------
            Total current liabilities                             4,438,003           914,009            -        5,352,012

Long-Term Liabilities
       Capital lease obligations, less current maturities           167,430                 -            -          167,430

Commitments and Contingencies                                             -                 -            -                -

Shareholders' Equity
       Common stock                                                  61,035                 -            -           61,035
       Treasury stock                                              (181,851)                -            -         (181,851)
       Additional paid-in capital                                21,143,824           401,345            -       21,545,169
       Retained earnings (accumulated deficit)                  (19,800,705)          186,358            -      (19,614,347)
                                                               -------------     -------------    ---------    -------------
                                                                  1,222,303           587,703            -        1,810,006
                                                               =============     =============    =========    =============

                         STRATESEC INCORPORATED
           UNAUDITED PRO FORMA  COMBINED  STATEMENT OF OPERATIONS
                    For the year ended December 31, 1998



                                                                                             Pro Forma     Pro Forma
                                                              STRATESEC         SSI         Adjustments    Combined
Earned revenues                                             $ 6,624,523       $1,781,447          $ -       $8,405,970

Cost of earned revenues                                       4,792,838        1,267,469            -        6,060,307

Provision for contract adjustment                             2,491,156                -            -        2,491,156

        Gross profit                                           (659,471)         513,978            -         (145,493)

Selling, general and administrative expenses                  4,426,339          207,620            -        4,633,959

Recovery of legal judgment                                   (1,655,000)               -            -       (1,655,000)

        Operating income (loss)                              (3,430,810)         306,358            -       (3,124,452)

Interest and financing fees                                     (91,890)               -            -          (91,890)

        Income (loss) before income taxes                    (3,522,700)         306,358            -       (3,216,342)

Provision for income taxes                                            -         (120,000)                     (120,000)

        Net income (loss)                                   $(3,522,700)       $ 186,358          $ -     $ (3,336,342)
                                                          ==============   ==============   ==========   ==============

Net income (loss) per share - basic                             $ (0.58)             $ -          $ -              $ -
                                                          ==============   ==============   ==========   ==============
Net income per share - diluted                                 N/A                   $ -          $ -              $ -
                                                          ==============   ==============   ==========   ==============
Weighted average common shares outstanding - basic            6,099,435                -            -                -
                                                          ==============   ==============   ==========   ==============
Weighted average common shares outstanding - diluted           N/A                     -             -               -
                                                          ==============   ==============   ==========   ==============


                        REPORT OF INDEPENDENT ACCOUNTANTS



February 6, 2001


To the Sole Stockholder and Director
         of Security Systems Integrations, Inc.:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's deficit, and of cash flows present fairly, in all material respects, the financial position of Security Systems Integrations, Inc. (an S Corporation) at December 31, 1999 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1999


                                     ASSETS

Current assets

     Cash and cash equivalents                                                                      $      3,081,612
     Accounts receivable                                                                                     188,112
     Other current assets                                                                                      4,856
                                                                                                      --------------
         Total current assets                                                                              3,274,580

Property and equipment, net                                                                                  253,151
Note receivable from stockholder                                                                             327,277
Deposit                                                                                                       50,000
                                                                                                      --------------
         Total assets                                                                               $      3,905,008
                                                                                                      ==============

                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities

     Accounts payable and accrued expenses                                                          $        346,856
     Accrued payroll and related liabilities                                                                  37,398
     Billings in excess of revenue recognized                                                              3,111,351
     Income taxes payable                                                                                    286,000
     Notes payable                                                                                            20,319
     Deferred income taxes                                                                                   159,000
                                                                                                      --------------
         Total current liabilities                                                                         3,960,924

Notes payable                                                                                                 34,800
                                                                                                      --------------
         Total liabilities                                                                                 3,995,724
                                                                                                      --------------

Stockholder's deficit

     Common stock - no par value, 10,000 shares authorized, issued, and
       outstanding                                                                                               100
     Accumulated deficit                                                                                     (90,816)
                                                                                                      --------------
         Total stockholder's deficit                                                                         (90,716)

Commitments
                                                                                                      --------------
         Total liabilities and stockholder's deficit                                                $      3,905,008
                                                                                                      ==============

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                               STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1999




Revenue                                            $      4,085,308
                                                     --------------

Costs and expenses

    Direct materials                                      1,436,262
    Direct labor                                            570,227
    Other direct costs                                      788,630
    Indirect costs                                          436,027
                                                     --------------

                                                          3,231,146

Income before income taxes                                  854,162

Provision for income taxes                                 (325,000)
                                                     --------------
Net income                                         $        529,162
                                                     ==============

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                       STATEMENT OF STOCKHOLDER'S DEFICIT

                          YEAR ENDED DECEMBER 31, 1999




                                                                Common Stock                 Retained             Total
                                                    ----------------------------------       Earnings       Stockholder's
                                                                                           (Accumulated          Equity
                                                         Shares            Amount            Deficit)           (Deficit)
                                                    ----------------  ----------------   ----------------   -------------
Balance at December 31, 1998                                 10,000   $       401,345    $       186,358    $       587,703

Dividends paid                                                    -          (401,245)          (806,336)        (1,207,581)

Net income for the year ended December 31, 1999                   -                 -            529,162            529,162
                                                      -------------     -------------      -------------      -------------
Balance at December 31, 1999                                 10,000   $           100    $       (90,816)   $       (90,716)
                                                      =============     =============      =============      =============


                       SECURITY SYSTEMS INTEGRATIONS, INC.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1999



Cash flows from operating activities:
   Net income                                                                                       $        529,162
                                                                                                      --------------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                                                          39,349
       Deferred income taxes                                                                                  39,000
       (Increase) decrease in:
         Accounts receivable                                                                               1,117,598
         Other current assets                                                                                 (1,299)
       Increase in:
         Accounts payable and accrued expenses                                                               233,026
         Accrued payroll and related liabilities                                                               3,742
         Billings in excess of revenue recognized                                                          2,464,828
         Income taxes payable                                                                                286,000
                                                                                                      --------------
           Total adjustments                                                                               4,182,244
                                                                                                      --------------
           Net cash provided by operating activities                                                       4,711,406
                                                                                                      --------------

Cash flows from investing activities:

   Purchases of property and equipment, net                                                                 (212,535)
   Increase in note receivable from stockholder                                                             (490,000)
   Principal repayments under note receivable from stockholder                                               162,723
   Increase in deposit                                                                                       (50,000)
                                                                                                      --------------
           Net cash used in investing activities                                                            (589,812)
                                                                                                      --------------

Cash flows from financing activities:

   Proceeds from notes payable                                                                                76,107
   Principal payments under notes payable                                                                    (20,988)
   Dividends paid                                                                                         (1,207,581)
                                                                                                      --------------
           Net cash used in financing activities                                                          (1,152,462)
                                                                                                      --------------

Net increase in cash and cash equivalents                                                                  2,969,132

Cash and cash equivalents, beginning of the year                                                             112,480
                                                                                                      --------------
Cash and cash equivalents, end of the year                                                          $      3,081,612
                                                                                                      ==============

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                        NOTES TO THE FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Security Systems Integrations, Inc. (the "Company") was incorporated in the state of Virginia on October 10, 1997. The Company, which is privately held, provides security systems for commercial companies and agencies of the federal government.

The significant accounting policies followed by the Company are described below.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Revenue recognition

Substantially all of the Company's contract revenue results from contracts with agencies of the federal government. Revenue on fixed-price and cost-reimbursable contracts includes direct costs and allocated indirect costs incurred plus recognized profit. Profit is recognized under fixed-price contracts on the percentage-of-completion basis. Revenue on time-and-material contracts is recognized based upon time (at established rates) and other direct costs incurred. Losses on contracts are provided for in the period they are first determined. Amounts billed in excess of revenue recognized is reflected as a liability on the accompanying balance sheet.

Cash equivalents

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is computed using an accelerated method over the estimated useful lives of five to seven years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the term of the related lease.

Income taxes

Income taxes have been recorded using the liability method. The income tax provision includes federal and state income taxes both currently payable and changes in deferred taxes due to differences between financial reporting and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.


NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 1999:

        Vehicles                                             $        116,127
        Leasehold improvements                                         94,386
        Computer hardware and software                                 55,336
        Office furniture                                               28,058
        Construction equipment                                         17,660
                                                               --------------
                                                                      311,567
        Less: accumulated depreciation and amortization               (58,416)
                                                               --------------
                                                             $        253,151
                                                               ==============

Depreciation and amortization expense aggregated $39,349 for the year ended December 31, 1999.


NOTE 3 - NOTE RECEIVABLE FROM STOCKHOLDER

The note receivable to stockholder is unsecured, with installments of principal and interest (at 7.0%) of $3,260 due monthly through September 2029. During the year ended December 31, 1999, principal payments of $161,511 were received in excess of the amounts required by the note receivable, accordingly, the balance has been classified as noncurrent.


NOTE 4 - NOTES PAYABLE

Notes payable consist of the following at December 31, 1999:


   Note payable  to  vendor,  secured by a truck with a book value of $40,087 at
     December 31, 1999, with installments of principal and interest (at
     8.7%) aggregating $641 due monthly through June 2004.                                          $         31,107

   Note  payable to bank,  unsecured,  with  installments  of  principal  and
     interest (at 7.0%) aggregating $1,349 due monthly through July 2001.                                     24,012
                                                                                                      --------------
         Total notes payable                                                                                  55,119

         Less: current portion                                                                               (20,319)
                                                                                                      --------------
         Noncurrent portion                                                                         $         34,800
                                                                                                      ==============

The scheduled maturities of the noncurrent portion of the notes payable are as follows as of December 31, 1999:

         Years ending December 31,
         ------------------------

                    2001                                $         15,028
                    2002                                           6,448
                    2003                                           7,032
                    2004                                           6,292
                                                          --------------
                                                        $         34,800
                                                          ==============

Interest expense, which approximates interest paid, aggregated $1,888 for the year ended December 31, 1999.


NOTE 5 - INCOME TAXES

The provision for income taxes consists of the following for the year ended December 31, 1999:

         Current income taxes
             Federal                                           $        241,000
             State                                                       45,000
         Deferred income taxes
             Federal                                                     33,000
             State                                                        6,000
                                                                 --------------
                                                               $        325,000

Deferred income taxes reflect temporary differences in the recognition of revenue and expenses for tax reporting and financial statement purposes. These temporary differences relate principally to the use of the cash basis of accounting for income tax purposes (prior to the year ended December 31, 1999).

During the year ended December 31, 1999, the Company paid no income taxes.


NOTE 6 - CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's management believes the risk of loss associated with cash and cash equivalents is very low since cash and cash equivalents are maintained in financial institutions. However, at December 31, 1999, the Company had cash and cash equivalents on deposit with a financial institution that exceeded the federally insured limit by approximately $3,100,000. To date, accounts receivable have been derived primarily from contracts with agencies of the federal government. Accounts receivable are generally due within 30 days and no collateral is required. The Company maintains reserves for potential credit losses and historically such losses have been insignificant and within management's expectations.


NOTE 7 - COMMITMENTS

The Company leases office space for its headquarters, and other offices, under the terms of noncancelable operating leases, which expire at various dates through December 31, 2002. The following is a schedule by year of the future minimum lease payments required under operating leases, which have initial or remaining terms in excess of one year as of December 31, 1999:

         Years ending December 31,
         ------------------------

                    2000                                     $        125,000
                    2001                                              122,000
                    2002                                              120,000
                                                               --------------
                                                             $        367,000

During 1999, the Company entered into a lease agreement for office space from its stockholder. The Company recorded lease expense aggregating $40,000 in connection with this lease during the year ended December 31, 1999. This lease agreement provides for payments of $10,000 per month through December 31, 2002.

Total rent expense aggregated $83,443 for the year ended December 31, 1999.


NOTE 8 - SUBSEQUENT EVENTS

Effective January 1, 2000, the Company implemented a defined contribution 401(k) profit sharing plan (the Plan) for all employees. Participants must have at least three months of service and be at least 21 years of age to be eligible to participate in the Plan. Participants may make voluntary contributions to the Plan up to the maximum amount allowable by law, but not to exceed 15% of their annual compensation. Company contributions to the Plan are at the discretion of management. The Company contributions vest ratably over five years, beginning with the second year of participation.

Effective November 30, 2000, the Company merged with STRATESEC, Incorporated under an agreement whereby the Company's stockholder surrendered all issued and outstanding shares of the Company's common stock in exchange for 2,000,000 shares of STRATESEC, Incorporated common stock.

                        REPORT OF INDEPENDENT ACCOUNTANTS



February 6, 2001


To the Sole Stockholder and Director
         of Security Systems Integrations, Inc.:

In our opinion, the accompanying balance sheet and the related statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Security Systems Integrations, Inc. (an S Corporation) at December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1998



                                     ASSETS

Current assets

     Cash and cash equivalents                                                                      $        112,480
     Accounts receivable                                                                                   1,305,710
     Other current assets                                                                                      3,557
                                                                                                      --------------
         Total current assets                                                                              1,421,747

Property and equipment, net                                                                                   79,965
                                                                                                      --------------
         Total assets                                                                               $      1,501,712
                                                                                                      ==============

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities

     Accounts payable and accrued expenses                                                          $        113,830
     Accrued payroll and related liabilities                                                                  33,656
     Billings in excess of revenue recognized                                                                646,523
     Deferred income taxes                                                                                   120,000
                                                                                                      --------------
         Total current liabilities                                                                           914,009
                                                                                                      --------------

Stockholder's equity

     Common stock - no par value, 10,000 shares authorized, issued, and
       outstanding                                                                                           401,345
     Retained earnings                                                                                       186,358
                                                                                                      --------------
         Total stockholder's equity                                                                          587,703

Commitments
                                                                                                      --------------
         Total liabilities and stockholder's equity                                                 $      1,501,712
                                                                                                      ==============

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1998




Revenue                                                      $      1,781,447
                                                               --------------
Costs and expenses

    Direct labor                                                      226,736
    Direct materials                                                  499,636
    Other direct costs                                                541,097
    Indirect costs                                                    207,620
                                                               --------------
                                                                    1,475,089

Income before income taxes                                            306,358

Provision for income taxes                                           (120,000)
                                                               --------------
Net income                                                            186,358

Retained earnings, beginning of the year                                    0
                                                               --------------
Retained earnings, end of the year                           $        186,358
                                                               ==============

                       SECURITY SYSTEMS INTEGRATIONS, INC.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1998



Cash flows from operating activities:

   Net income                                                                                       $        186,358
                                                                                                      --------------
   Adjustments to reconcile net income to net cash used in operating activities:
       Depreciation and amortization                                                                          19,067
       Deferred income taxes                                                                                 120,000
       Increase in:
         Accounts receivable                                                                              (1,305,710)
         Other current assets                                                                                 (3,557)
         Accounts payable and accrued expenses                                                               113,830
         Accrued payroll and related liabilities                                                              33,656
         Billings in excess of revenue recognized                                                            646,523
                                                                                                      --------------
           Total adjustments                                                                                (376,191)
                                                                                                      --------------
           Net cash used in operating activities                                                            (189,833)

Cash flows from investing activity:

   Purchases of property and equipment, net                                                                  (99,032)

Cash flows from financing activity:

   Proceeds from the sale of common stock                                                                    401,345
                                                                                                      --------------

Net increase in cash and cash equivalents                                                                    112,480

Cash and cash equivalents, beginning of the year                                                                   0
                                                                                                      --------------
Cash and cash equivalents, end of the year                                                          $        112,480
                                                                                                      ==============


                       SECURITY SYSTEMS INTEGRATIONS, INC.

                        NOTES TO THE FINANCIAL STATEMENTS

                                DECEMBER 31, 1998


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Security Systems Integrations, Inc. (the "Company") was incorporated in the state of Virginia on October 10, 1997. The Company, which is privately held, provides security systems for commercial companies and agencies of the federal government.

The significant accounting policies followed by the Company are described below.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Revenue recognition

Substantially all of the Company's contract revenue results from contracts with agencies of the federal government. Revenue on fixed-price and cost-reimbursable contracts includes direct costs and allocated indirect costs incurred plus recognized profit. Profit is recognized under fixed-price contracts on the percentage-of-completion basis. Revenue on time-and-material contracts is recognized based upon time (at established rates) and other direct costs incurred. Losses on contracts are provided for in the period they are first determined. Amounts billed in excess of revenue recognized is reflected as a liability on the accompanying balance sheet.

Cash equivalents

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is computed using an accelerated method over the estimated useful lives of five to seven years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the term of the related lease.

Income taxes

Income taxes have been recorded using the liability method. The income tax provision includes federal and state income taxes both currently payable and changes in deferred taxes due to differences between financial reporting and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.


NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 1998:

        Computer hardware and software                        $         60,523
        Vehicles                                                        30,000
        Office furniture                                                 6,509
        Leasehold improvements                                           2,000
                                                                --------------
                                                                        99,032
        Less: accumulated depreciation and amortization                (19,067)
                                                                --------------
                                                              $         79,965
                                                                ==============

Depreciation and amortization expense aggregated $19,067 for the year ended December 31, 1998.


NOTE  3 - INCOME TAXES

The provision for income taxes consists of the following for the year ended December 31, 1998:

        Deferred income taxes
           Federal                                 $        101,000
           State                                             19,000
                                                     --------------
                                                   $        120,000
                                                     ==============

Deferred income taxes reflect temporary differences in the recognition of revenue and expenses for tax reporting and financial statement purposes. These temporary differences relate principally to the use of the cash basis of accounting for income tax purposes.

At December 31, 1998, the Company has net operating loss carryforwards available to offset future taxable income of approximately $213,000. If not used, the Company's net operating loss carryforwards will expire in 2018.

During the year ended December 31, 1998, the Company paid no income taxes.

NOTE 4 - CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's management believes the risk of loss associated with cash and cash equivalents is very low since cash and cash equivalents are maintained in financial institutions. However, at December 31, 1998, the Company had cash and cash equivalents on deposit with a financial institution that exceeded the federally insured limit. To date, accounts receivable have been derived primarily from contracts with agencies of the federal government. Accounts receivable are generally due within 30 days and no collateral is required. The Company maintains reserves for potential credit losses and historically such losses have been insignificant and within management's expectations.


NOTE 5 - COMMITMENTS

The Company leases office space for its headquarters under the terms of a noncancelable operating lease, which expires on December 31, 2002, with its sole stockholder. The following is a schedule by year of the future minimum lease payments required under operating leases, which have initial or remaining terms in excess of one year as of December 31, 1998:

         Years ending December 31,
         ------------------------

                    1999                                      $         68,000
                    2000                                               125,000
                    2001                                               122,000
                    2002                                               120,000
                                                                --------------
                                                              $        435,000
                                                                ==============

Rent expense aggregated $23,229 for the year ended December 31, 1998.


NOTE 6 - SUBSEQUENT EVENTS

Effective January 1, 2000, the Company implemented a defined contribution 401(k) profit sharing plan (the Plan) for all employees. Participants must have at least three months of service and be at least 21 years of age to be eligible to participate in the Plan. Participants may make voluntary contributions to the Plan up to the maximum amount allowable by law, but not to exceed 15% of their annual compensation. Company contributions to the Plan are at the discretion of management. The Company contributions vest ratably over five years, beginning with the second year of participation.

Effective November 30, 2000, the Company merged with STRATESEC, Incorporated under an agreement where the Company's sole stockholder surrendered all issued and outstanding shares of the Company's common stock in exchange for 2,000,000 shares of STRATESEC, Incorporated common stock.